2016-05-07 Project Roosevelt Fairness Presentation_v26 (Post Committee).pptx\08 MAY 2016\1:19 AM\1 Project Roosevelt Fairness Opinion Presentation May 8, 2016 Exhibit (c)(3) Strictly Confidential

Strictly Confidential
Table of Contents
Project Roosevelt
2
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Section 1
Situation Overview
Section 2
Lodging Capital Markets Observations
Section 3
Monroe Selected Information
Section 4
Monroe Valuation
Section 5
Third-Party Alternatives

Strictly Confidential Project Roosevelt 3 Section 1 Situation Overview 2016-05-07 Project Roosevelt Fairness Presentation_v26 (Post Committee).pptx\08 MAY 2016\1:19 AM\3

Strictly Confidential
Executive Summary
SITUATION OVERVIEW
4
Project Roosevelt
•
From Mid-2014 through 2015, Monroe’s Board of Directors explored strategic alternatives, including an active solicitation for proposals on a sale of the entire business or parts thereof from approximately 180 parties (see next page for more details)
–
Discussions reached a point of active negotiation of a merger agreement in late 2015 with “Trousdale”, a private hotel/restaurant/nightlife branded operator founded, owned and headed by Sam Nazarian
•
Ultimately, negotiations with Trousdale ended and Monroe suspended the active solicitation; an asset marketing process was announced on
December 7, 2015
•
In
March
2016,
discussions
with
Trousdale
re-commenced
around
an
all-cash
bid
for
purchase
of
Monroe’s
outstanding
common
shares
at
an
initial proposed value of $2.25 per share
–
Additional outreach was conducted by Monroe and its financial advisors with eleven parties judged to have sufficient potential interest in, and familiarity with, Monroe to respond quickly and credibly if they so desired
•
The
Trousdale
discussions
resulted
in
a
negotiated
proposal
for
$2.40
per
share
and
the
decision
by
Monroe’s
board
to
enter
into
a
4-week
exclusivity period with Trousdale beginning on March 29, 2016
•
Financial, legal, and tax diligence continued, including in-person meetings and asset tours
–
Parties agreed to extend exclusivity through May 3 (and again through May 6), 2016, primarily to allow Trousdale and its financing partners to complete the financing commitment process
–
On May 6, after completion of due diligence, Trousdale lowered their offer price to $2.10, citing deteriorating performance at the Hudson and the Delano and other factors as the rationale for such reduction
–
Negotiations
continued
through
the
weekend
of
May
7
–
8
(and
included
an
increase
in
the
offer
price
from
$2.10
to
$2.25
made
late
eastern
time on May 8, which was characterized as the final offer)
–
A summary of the transaction structure is provided in the following pages, as well as an analysis of Monroe as a stand-alone going concern

Strictly Confidential
Overview of Strategic Alternatives Process
May 2014 to December 2015
Project Roosevelt
SITUATION OVERVIEW
5
2016-05-07 Project Roosevelt Fairness Presentation_v26 (Post Committee).pptx\08 MAY 2016\1:19 AM\5
•
In May 2014 the Company announced the retention of Morgan Stanley as financial advisor to assist the
STC in its ongoing review of strategic alternatives
•
Morgan Stanley began engaging with potential interested parties in early September 2014. The initial process launch included global outreach to approximately 180 parties
–
65 parties signed NDAs and 12 parties ultimately submitted transaction proposals
–
Based on discussions with potential investors and the judgment of the STC and its advisors, it was concluded that the disposition of The Light Group would potentially broaden the Company’s appeal to prospective counterparties
–
The Company announced the sale of The Light Group on December 16, 2014
•
Interested parties that executed an NDA were provided with evaluation materials
•
Following the receipt of first round indications, parties approved by the STC were invited to participate in a subsequent round
–
These interested parties were given access to an electronic data room and permission to speak with financing sources
•
Based on a recommendation of the Special Transaction Committee, the Board dissolved the Special
Transaction Committee  in June 2015 and the process continued under the direction of the full board
•
Potential transaction partners were eventually narrowed to Trousdale, a private hotel/restaurant/nightlife branded operator founded and owned by Sam Nazarian
–
Over the course of a few months, terms were negotiated and agreed upon; however, no deal was consummated and the process was suspended in late 2015
–
The Company announced its intention to market the owned hotel properties for sale through the real estate brokerage, Hodges Ward Elliott
•
As financial advisor to Monroe,
Morgan Stanley has assisted
the Company with extensive
diligence related to the
proposed transaction and
assisted the Board of Directors
in negotiating specific terms
and reviewing alternatives

Strictly Confidential
Summary of Key Terms of Proposed Transaction
Project Roosevelt
SITUATION OVERVIEW
6
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Structure
Reverse triangular merger: SBEEG, Eldridge, Yucaipa form “New Holdco” to own 100% of sbe and acquire 100%
of Monroe
SBEEG and Eldridge will contribute 100% of sbe in exchange for 75% of the common equity in “New Holdco”
Eldridge will contribute $75MM in cash in exchange for preferred equity in “New Holdco” (used to fund a portion of the Monroe acquisition)
Yucaipa to exchange $75MM of principal and all accrued dividends ($65.1MM as of 9/30/2016) in Series A preferred equity and its common stock warrants for
$75MM in new preferred in “New Holdco” and
25% of the common equity of “New Holdco”
Post-closing assignment of leasehold interest in three restaurants at Mandalay Bay Las Vegas casino / hotel
Consideration
$2.25 per share in cash
Voting Agreements
[Voting Agreements signed in support of the transaction by the following shareholders (ownership % in
Monroe): OTK (13%), Pine River (9%), Vector (7%)]
Mortgage Assumption
Buyer has expressed intention to assume or refinance mortgage; assumption could be automatic under the
Mortgage Agreement if buyer is deemed a Qualified Transferee or through lender consents if not deemed a
Qualified Transferee
Lenders' counsel has indicated they expect lenders to agree that buyer meets Qualified Transferee requirements; formal lender acknowledgment of Qualified Transferee status unlikely before SPA signing
Buyer has also indicated a potential desire to amend the mortgage agreement prior to assumption, which would require approval by lenders as well as transfer consent
Termination Fees
$6.5MM termination fee / $6.5MM reverse termination fee; to be received by Monroe:
Buyer fails to close by the outside date and all conditions were satisfied or capable of being satisfied other than the mortgage condition; or
The conditions are satisfied, the Company is ready willing and able to close but Buyer fails to close in breach of the agreement (and Buyer does not obtain specific performance)
Financing Commitment
$175MM term loan / $30MM RLOC commitment from Security Benefit Corporation
$75MM preferred equity from Eldridge
“Rollover” agreement with Yucaipa related to preferred and warrants

Strictly Confidential
Summary of Key Terms of Proposed Transaction (Cont’d)
Project Roosevelt
SITUATION OVERVIEW
7
2016-05-07 Project Roosevelt Fairness Presentation_v26 (Post Committee).pptx\08 MAY 2016\1:19 AM\7
(6)
Ownership &
Capitalization
Mortgage assumption
$421.8MM
Security Benefit Term Loan & LOC
(1)
$186.1MM
Trust preferred & restaurant note
(2)
$54.1MM
New Holdco preferred issued to Eldridge
$75.0MM
New Holdco preferred issued to Yucaipa
$75.0MM
New Holdco common issued to Yucaipa                    $65.1MM
(3)(4)
New Holdco common issued to SBEEG / Eldridge   $195.4MM
(4)
Notes
1.
Includes $11.1MM drawn on Security Benefit line of credit (full capacity of $30MM)
2.
Includes $50.1MM trust preferred and $4.0MM restaurant note as of 9/30/16
3.
Calculated as par value of accrued dividends on Yucaipa preferred equity in Monroe as of 9/30/2016; per the May 4, 2016 financing commitment, in exchange for $75MM in preferred securities in
New Holdco and 25% of the New Holdco common equity, Yucaipa will retire its preferred equity (including accrued dividends) and common stock warrants in Monroe, as well as receive an assignment of leasehold interest in three restaurants at Mandalay Bay Las Vegas casino / hotel; value shown is for illustrative purposes only
4.
Illustrative value implied by Yucaipa's 25% position being valued as the par value of the accrued dividends in Monroe preferred equity securities; see footnote 3
5.
Reflects $2.25 per share and 36.2MM shares. See page 32 for details on share count
6.
Includes legal and advisory estimated costs for Monroe and Trousdale (per respective management’s estimates); excludes any required consent / assumption fees on the mortgages or other financing fees which cannot be estimated at this time
7.
Includes forecasted cash balances as of 9/30/16 of $2.7MM for Trousdale and $6.8MM for Monroe; Monroe management expects a minimum cash balance would be needed to run the business, which would result in additional draws on the RLOC
$MM
Sources & Uses for Proposed Acquisition of Monroe
(4)
Sources
Eldridge preferred proceeds
75.0
Security Benefit RLOC Draw
(1)
11.1
Existing Monroe / Trousdale cash
(7)
9.5
Sub-Total Cash Sources
95.6
New Holdco preferred issued to Yucaipa
75.0
New Holdco common equity issued to Yucaipa
(3)
65.1
Debt assumed
475.9
Total Sources
711.6
Uses
Equity acquired
(5)
81.6
Transaction costs
14.0
Sub-Total Cash Uses
95.6
Retire Monroe pref. & accrued held by Yucaipa
140.1
Assumed mortgage, trust preferred, rest. note
(2)
475.9
Total Uses
711.6

Strictly Confidential Project Roosevelt 8 Section 2 Lodging Capital Markets Observations 2016-05-07 Project Roosevelt Fairness Presentation_v26 (Post Committee).pptx\08 MAY 2016\1:19 AM\8

Strictly Confidential
Lodging Sector Recent Performance / Outlook
Project Roosevelt
LODGING CAPITAL MARKETS OBSERVATIONS
9
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Source
PKF Hospitality Research
•
“After uneven results throughout the
year, performance of Manhattan hotels
notably declined in November and
December, resulting in a revenue per
available room (“RevPAR”) decrease
of 3.0 percent in the fourth quarter.”
•
“ADR was the primary factor
contributing to declining RevPAR
performance in the fourth quarter,
declining 3.3 and 3.7 percent in
November and December,
respectively. Overall, Manhattan hotels
experienced both decreasing
occupancy and ADR in 2015, resulting
in a RevPAR decline of 2.3 percent for
the year.”
–
PWC Manhattan Lodging Index
4Q15
1Q16 Mid-Earnings Update
•
Operating fundamentals continue to
decline
•
Lodging cycle is in the mature stage
•
Transaction activity has slowed, but
signs point to lower values
•
Tough debt markets and “social
issues” still impede M&A
–
Green Street Advisors, May 3
rd
Source Capital IQ
10.7x
10.8x
PKF Growth Forecasts
Notes
1.
Includes BEL, H, HLT, HOT, IHG, and MAR
2.
Includes AHP, AHT, CHSP, CLDT, DRH, FCH, HPT, HST, HT, INN, LHO, PEB, RHP, RLJ, SHO
Avg Tier 1
Avg Lodging REIT
(1)
(2)
2016E
as of 3Q 2014
as of 1Q 2015
as of 3Q 2015
as of 4Q 2015
as of 1Q 2016
ADR
Occ
RevPAR
ADR
Occ
RevPAR
ADR
Occ
RevPAR
ADR
Occ
RevPAR
ADR
Occ
RevPAR
U.S.
5.9%
-0.1%
5.8%
6.3%
0.2%
6.5%
5.9%
0.4%
6.3%
6.5%
-0.5%
5.9%
5.2%
0.3%
5.5%
to 3Q 2014
0.4%
0.3%
0.7%
0.0%
0.5%
0.5%
0.6%
(0.4%)
0.1%
(0.7%)
0.4%
(0.3%)
New York
4.6%
0.9%
5.6%
3.5%
-0.3%
3.2%
2.1%
-1.7%
0.3%
3.5%
-1.0%
2.5%
1.4%
-1.0%
0.4%
to 3Q 2014
(1.1%)
(1.2%)
(2.4%)
(2.5%)
(2.6%)
(5.3%)
(1.1%)
(1.9%)
(3.1%)
(3.2%)
(1.9%)
(5.2%)
Miami
6.6%
-0.4%
6.2%
5.5%
0.0%
5.5%
3.2%
-2.8%
0.3%
3.5%
-2.5%
0.8%
4.0%
-1.6%
2.3%
to 3Q 2014
(1.1%)
0.4%
(0.7%)
(3.4%)
(2.4%)
(5.9%)
(3.1%)
(2.1%)
(5.4%)
(2.6%)
(1.2%)
(3.9%)
LA
5.4%
0.5%
6.0%
5.3%
0.1%
5.4%
5.9%
0.4%
6.3%
7.0%
1.0%
8.1%
6.2%
1.3%
7.6%
to 3Q 2014
(0.1%)
(0.4%)
(0.6%)
0.5%
(0.1%)
0.3%
1.6%
0.5%
2.1%
0.8%
0.8%
1.6%
9.0x
10.0x
11.0x
12.0x
13.0x
14.0x
15.0x
Feb
-14
Mar
-
14
May
-
14
Jul
-14
Sep
-
14
Oct
-14
Dec
-
14
Feb
-
15
Apr
-15
Jun
-
15
Jul
-
15
Sep
-
15
Nov
-
15
Jan
-16
Mar
-
16
Apr
-
16
Tier 1 Comps / REIT Peers
AV / NTM EBITDA

Strictly Confidential
AV / NTM Consensus EBITDA
(3)
Consensus
NTM
Since
Monroe
IPO
(2/14/2006)
–
As
of
5/5/2016
15.2x
10.7x
10.7x
10.8x
10
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Notes
1.
Includes BEL, H, HOT, HLT, IHG, and MAR
2.
Includes AHP, AHT, BEE, CHSP, CLDT, DRH, FCH, HT, HPT, HST, INN, LHO, PEB, RHP, RLJ and SHO
3.
Consensus estimates from CapIQ
Project Roosevelt
•
Since 2009, Monroe has been
valued at a premium to its
peers as a multiple of EBITDA
•
Monroe’s multiple has been
more volatile than the peers
over the last twelve months
–
Consensus estimates for
Monroe only comprised of
one analyst’s estimates and
are materially different from
Company estimates
•
Current AV / Consensus
EBITDA multiples are lower
than the 3-year and 7-year
average multiples
LODGING CAPITAL MARKETS OBSERVATIONS
Historical Lodging Valuation
Average:
Monroe: 15.0x
Comps: 12.3x
(1)
(1)
(2)
Average:
C-Corps: 12.4x
REITs: 12.3x
Source
Capital IQ
Source
Capital IQ
AV / NTM EBITDA
5
10
15
20
25
2006
2007
2008
2008
2009
2010
2011
2012
2013
2014
2015
2016
AV / NTM Consensus EBITDA
(3)
August 2006 –
May 2016
Lodging REITs
Tier 1 C-Corp Comps
5
10
15
20
25
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
Tier 1 C-Corp Comps
Monroe
Averages
Tier 1
C.Corps
REITs
Monroe
LTM
11.9x
11.4x
16.0x
Last 3 Yrs
12.9x
12.5x
16.3x
Last 5 Yrs
12.3x
12.2x
16.7x
Last 7 Yrs
12.8x
12.8x
16.8x

Strictly Confidential Project Roosevelt 11 Section 3 Monroe Selected Information 2016-05-07 Project Roosevelt Fairness Presentation_v26 (Post Committee).pptx\08 MAY 2016\1:19 AM\11

4
3
2
1
0
Jan-01
Feb-10
Mar-21
May-05

9
8
7
6
5
4
3
2
1
0
1.5
1.0
0.5
0.0
Jan-13 Mar-13 Jun-13 Aug-13 Nov-13 Feb-14 Apr-14 Jul-14 Oct-14 Dec-14 Mar-15 May-15 Aug-15 Nov-15 Jan-16 May-16

Morgan Stanley

Strictly Confidential
Historical Share Price / Volume Traded -
Monroe
As of 5/5/2016
Share Price ($)
Shares (MM)
Project Roosevelt
MONROE SELECTED INFORMATION
12
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Price Movement Over Time
Source  CapIQ
Nov. 1, 2013
Unsolicited proposal from the
Yucaipa Companies at $8.00 per
share
Feb. 10, 2014
Monroe refinances debt secured by Hudson
and Delano South Beach
Mar. 13, 2014
Announces restructuring plan
Dec. 16, 2014
Announces sale
of The Light
Group for
$36MM to
Hakkasan
May 13, 2014
Announces retention of MS to review Strategic Alternatives
May 20, 2014
Results of election of the Board of Directors
Apr. 1, 2013
Signs deal with Yucaipa to cut debt, preferred stock in exchange for
Delano South Beach, The Light Group and other interests
Apr. 2, 2013
Jason T. Kalisman files lawsuit to block Yucaipa transaction
Apr. 9, 2013
Monroe voluntarily delays Yucaipa transaction
May 14, 2013
Court issues ruling compelling restoration of record date
Jun. 5, 2013
Monroe's slate of director
nominees announces its
intention to explore full range of
strategic alternatives including
sale of company
Sep. 14, 2015
WSJ article reporting on Rambleside offer
$1.33
May 19, 2015
Interim CEO Jason
Kalisman resigns; Howard
Lorber named Chairman
and Ken Cruse named
Director
Mar. 18, 2013
OTK announces
plan to nominate
seven candidates
to the Monroe
Board
Oct. 7, 2015
WSJ article reporting on SLS Las Vegas
Aug. 6, 2015
WSJ article reporting on rumored merger
Feb. 1, 2016
Rambleside letter
Feb. 9, 2016
Monroe mortgage
debt yield paydown
Feb. 20, 2016
COO Josh Fluhr
resigns
Dec. 7, 2016
Company announces HWE plan to monetize assets
•
Monroe’s stock has declined
substantially since mid-2015
and has generally hovered
between $1.00 and $1.50 since
early 2016
Monroe Price Performance YTD
As of 5/5/2016
Share Price ($)
$1.33
Volume Traded (MM) (RHS)
Share Price ($) (LHS)
Earnings Release

Strictly Confidential
Monroe –
Issues and Considerations
MONROE SELECTED INFORMATION
Scale
Liquidity / Cash
Availability
•
Undersized relative to peers, with adverse implications for marketing breadth and expense margins, among other factors
•
High G&A load as compared to asset base
•
Not enough liquidity for large investors to buy / sell without materially impacting share price
Project Roosevelt
•
Monroe
has
$11.9MM
of
cash
as
of
3/31/2016
and
is
projected
to
have
$7.7MM
of
cash
as
of
6/30/2016
(1)
,
down from $46MM at year-end
•
Cash generation projected to be negative in 2016 / 2017, leaving limited dry powder to build pipeline and operate the business
•
Poor performance in the New York and Miami markets drives projected debt yield at the two owned assets below the required 7.75% debt yield, requiring a sizeable pay-down (currently estimated to be $53.9MM) of principal in early 2017
•
Current
projections
indicate
any
excess
cash
flow
from
owned
assets
will
be
trapped
by
the
lenders
(2)
•
Owned assets are fully levered
•
Yucaipa preferred securities’ coupon rate rising from 10% to 20% on October 15, 2016 ($140.1MM estimated balance as of September 30, 2016, including accrued, unpaid dividends of $65.1MM)
•
Lack of capital to de-lever from sector high leverage
Leverage
•
High leverage relative to peers
–
Current debt / LTM EBITDA in excess of 16x versus sector average of 4.1x
–
Debt / total market capitalization of approximately 74% versus Tier 1 comp average of ~25%
Management
Team / Board
•
Instability of management team (PEO / CFO and CRO / Interim COO)
•
Several other key positions remain vacant with no near-term intention to be filled
13
Negative
Sentiment /
Confusion
•
Uncertainty surrounding short-term and long-term strategy
•
Negative press around Monroe
•
Burkle consent rights
•
Difficulty attracting new contracts in the US
•
Narrow research analyst coverage limits investor access to independent perspectives
Notes
1.
Per management standalone projection model; includes termination fees received from Mondrian SB ($1.0MM)
2.
A cash trap on the two assets would reduce cash generation by approximately $3MM through year-end
•
Monroe has a number of key
structural factors to consider
when assessing valuation and a
range of actionable alternatives
•
Management has indicated that
the risks and challenges facing
Monroe are unlikely to improve
in the near-term and/or are
likely to worsen
Source
Management Projections

Strictly Confidential
Project Roosevelt
MONROE SELECTED INFORMATION
14
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Management Company Financials
Source
Management Projections
Key Assumptions
Q2 –
Q4 2016
•
Q2 2016 –
No longer manage Mondrian
South Beach and receive $1.0MM termination
fee. Receive licensing fees annually going
forward
•
Q4 2016 –
End management of Shore Club in
Q3 and receive $2.9MM termination fee in Q4
•
Q4 2016 –
End management of Morgans and
Royalton and receive $7.0MM in termination
fees in Q4
Note
1.
Decrease in 2016 G&A due to vacant positions (~$2.5MM
impact), reduction in marketing, legal, and public company
expenses (audit and tax filing fees due to the decrease in number of managed hotels), and no Hudson TCO renewal related costs
Management Company Financials -
By Contract
(000s), projections as of May 5, 2016
2015A
2016E
2017E
2018E
2019E
Hudson
2,423
2,339
2,389
2,465
2,537
Delano
1,389
1,379
1,424
1,472
1,516
Owned Hotel Contracts
3,811
3,718
3,813
3,937
4,053
Clift
2,963
3,121
3,291
3,412
3,438
Leased Hotel Contracts
2,963
3,121
3,291
3,412
3,438
Mondrian LA
2,255
2,443
2,436
2,505
2,545
St Martins Lane
1,786
2,128
2,257
2,354
2,456
Sanderson
1,592
1,653
1,763
1,839
1,919
Mondrian South Beach (Licensing Fee Only Commencing 2016)
2,118
600
600
600
600
Mondrian London -
Sea Containers
2,560
2,824
2,968
3,092
3,221
Delano Vegas
538
513
500
600
675
10 Karakoy -
Istanbul
105
103
108
113
119
In-Place Current Contracts
10,953
10,264
10,631
11,104
11,536
Total Revenue from Current Contracts
17,727
17,103
17,735
18,453
19,027
Management Company G&A (excluding Public Company Costs)
(1)
(15,815)
(11,669)
(11,953)
(12,311)
(12,681)
EBITDA from Current Contracts
1,912
5,434
5,782
6,141
6,347
Mondrian Doha
--
--
2,160
2,268
2,336
Delano Dubai
--
--
--
1,121
1,480
Mondrian Dubai
--
--
--
--
3,006
Signed Pipeline Contracts
--
--
2,160
3,389
6,823
Revenue including Pipeline
17,727
17,103
19,895
21,841
25,850
EBITDA from Current Contracts including Pipeline
1,912
5,434
7,942
9,530
13,169
Total Revenue from Food & Beverage
32,492
24,547
25,284
26,042
26,823
Food & Beverage Operating Expenses
(29,508)
(21,553)
(22,093)
(22,715)
(23,355)
F&B EBITDA
2,984
2,994
3,190
3,327
3,469
Public Company Expenses
(4,233)
(3,074)
(3,100)
(3,193)
(3,289)
Subtotal EBITDA (Excluding Lost Contracts)
663
5,354
8,032
9,664
13,349
Additional Information
Morgans
259
191
--
--
--
Royalton
522
378
--
--
--
Shore Club
1,774
835
--
--
--
Mondrian SoHo
543
--
--
--
--
Mondrian South Beach (2016 contribution In Excess of Licensing Fee)
--
464
--
--
--
Revenue Related to Lost Contracts
3,098
1,868
--
--
--
Shore Club
--
2,822
--
--
--
Mondrian South Beach
--
1,000
--
--
--
Morgans
--
3,500
--
--
--
Royalton
--
3,500
--
--
--
Termination Fees (Excluded from EBITDA)
--
10,822
--
--
--

Strictly Confidential
Project Roosevelt
MONROE SELECTED INFORMATION
15
2016-05-07 Project Roosevelt Fairness Presentation_v26 (Post Committee).pptx\08 MAY 2016\1:19 AM\15
Financial Estimates and Key Assumptions
Source
Management Projections
Notes
1.
Includes management fees on owned assets
2.
Extension fees associated with the Hudson and Delano
mortgage, 0.25% of outstanding balance. 2019 represents
refinancing the $368MM outstanding loan balance at 2% cost
Excludes Lost Contracts as of Present
Key Assumptions
Q2 –
Q4 2016
•
Q2 2016 –
Post $3.0MM bond in connection
with Sasson / Masi Litigation
•
Q2 2016 –
No longer manage Mondrian
South Beach and receive $1.0MM termination
fee. Receive licensing fees annually going
forward
•
Q2 and Q4 –
owned assets forecasted to fail
6.75% debt yield test and trigger cash lock
box; $1MM excess cash flow trapped in Q2
and $3MM excess cash flow trapped in Q4
•
Q4 2016 –
End management of Shore Club in
Q3 and receive $2.9MM termination fee in Q4
•
Q4 2016 –
End management of Morgans and
Royalton and receive $7.0MM in termination
fees in Q4
Q4 2016
•
The current preferred dividend rate of 10%
increases to 20% in October 2016
1Q 2019
•
Refinance $368MM of mortgage on Hudson
and Delano at 2% transaction cost
Monroe -
Key Financials
($MM), projections as of May 5, 2016
2015A
2016E
2017E
2018E
2019E
'15-19 CAGR
Hudson
80.8
78.1
79.6
82.2
84.6
1.2%
Delano
47.7
46.0
47.5
49.1
50.5
1.4%
Clift
45.6
48.0
50.6
52.5
52.9
3.8%
Owned Hotel Total Revenue
174.0
172.1
177.7
183.7
188.0
1.9%
Growth -
%
(2.3%)
(1.1%)
3.3%
3.4%
2.3%
Operating Expenses at Owned Hotels (Incl. Intercompany Payment)
(1)
(132.7)
(132.9)
(136.1)
(139.7)
(142.9)
1.9%
EBITDAR
Hudson
16.3
15.3
15.8
16.9
18.0
2.4%
Delano
17.9
16.4
17.0
17.7
18.2
0.5%
Clift -
EBITDAR
7.2
7.5
8.8
9.4
8.9
5.5%
Owned Hotels EBITDAR
41.3
39.1
41.6
44.0
45.0
2.2%
Clift Rent
(7.6)
(7.6)
(7.6)
(7.6)
(7.8)
0.6%
Hudson Lease Rent
(0.5)
(0.5)
(0.5)
(0.5)
(0.5)
0.0%
Owned Hotels EBITDA
33.3
31.1
33.5
35.9
36.8
2.5%
Management Company EBITDA Incl. Pipeline
1.9
5.4
7.9
9.5
13.2
62.0%
F&B EBITDA
3.0
3.0
3.2
3.3
3.5
3.8%
Adj. EBITDA (before Corporate G&A)
38.2
39.5
44.6
48.8
53.4
8.8%
Corporate G&A (Public Company Expenses)
(4.2)
(3.1)
(3.1)
(3.2)
(3.3)
(6.1%)
Adj. EBITDA
33.9
36.4
41.5
45.6
50.1
10.2%
Adj. EBITDAR
42.0
44.5
49.6
53.7
58.4
8.6%
Adj. EBITDA
33.9
36.4
41.5
45.6
50.1
10.2%
Plus: Lost Contracts (Mgmt & Termination Fees)
3.1
12.7
--
--
--
Less: Interest
(31.3)
(29.5)
(24.7)
(24.5)
(24.5)
Less: Capex
(7.1)
(6.7)
(9.8)
(8.1)
(8.3)
Less: Trapped Cash
--
(3.0)
--
--
--
Plus: TLG Sale / SC London Agreement Conversion
30.8
(1.0)
--
--
--
Less: Sasson / Masi Default Interest
--
(3.0)
--
--
--
Less: Debt Yield Payments
--
(28.2)
(53.9)
--
--
Less: Debt Extension Fees & Loan Costs
(2)
--
(1.5)
(1.1)
(1.0)
(8.1)
Less: Restructuring, Development and Disposal costs
(7.2)
(1.0)
(1.0)
(1.0)
(1.0)
Plus / (Less): Other Cash Flows
10.3
(3.3)
(1.8)
(2.8)
(2.1)
Levered Cash Flow
32.4
(28.0)
(50.8)
8.2
6.1

Strictly Confidential
Project Roosevelt
MONROE SELECTED INFORMATION
16
2016-05-07 Project Roosevelt Fairness Presentation_v26 (Post Committee).pptx\08 MAY 2016\1:19 AM\16
Financial Estimates and Key Assumptions (Cont’d)
Notes
1.
2.
3.
Source
Management Projections
Key Assumptions
Q2 –
Q4 2016
•
Q2 2016 –
Post $3.0MM bond in connection
with Sasson / Masi Litigation
•
Q2 2016 –
No longer manage Mondrian
South Beach and receive $1.0MM termination
fee. Receive licensing fees annually going
forward
•
Q2 and Q4 –
owned assets forecasted to fail
6.75% debt yield test and trigger cash lock
box; $1MM excess cash flow trapped in Q2
and $3MM excess cash flow trapped in Q4
•
Q4 2016 –
End management of Shore Club in
Q3 and receive $2.9MM termination fee in Q4
•
Q4 2016 –
End management of Morgans and
Royalton and receive $7.0MM in termination
fees in Q4
Q4 2016
•
The current preferred dividend rate of 10%
increases to 20% in October 2016
1Q 2019
•
Refinance $368MM of mortgage on Hudson
and Delano at 2% transaction cost
Monroe -
Cash Flows Analysis
Debt Yield Maintenance Test
($MM), projections as of May 5, 2016
2016
2017
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17
Net cash provided by operating activities (A)
(2.9)
(0.1)
1.2
15.6
(1.3)
4.0
3.5
8.0
Capex
(0.9)
(1.9)
(1.9)
(2.1)
(1.8)
(1.9)
(2.9)
(3.2)
SC London Agreement Conversion
--
(1.0)
--
--
--
--
--
--
Cash Trap
--
(1.0)
--
(2.0)
--
--
--
--
in Restricted Cash
(0.2)
--
--
--
1.0
--
--
--
Net cash provided by investing activities (B)
(1.0)
(3.8)
(1.9)
(4.1)
(0.8)
(1.9)
(2.9)
(3.2)
Proceeds from / (Payments of) LT Debt, Revolver, and Lease Notes
(0.4)
(0.3)
(0.3)
(0.3)
(0.3)
(0.3)
(0.3)
(0.3)
Debt Yield Payments
(28.2)
--
--
--
(53.9)
--
--
--
Debt Extension Fees
(1)
(1.5)
--
--
--
(1.1)
--
--
--
Net cash used in financing (C)
(30.0)
(0.3)
(0.3)
(0.3)
(55.3)
(0.3)
(0.3)
(0.3)
Net change in cash and cash equivalents (A+B+C)
(34.0)
(4.2)
(0.9)
11.2
(57.4)
1.8
0.3
4.5
Cash and cash equivalents, Beginning
45.9
11.9
7.7
6.8
18.0
(39.5)
(37.6)
(37.4)
Cash and cash equivalents, Ending
11.9
7.7
6.8
18.0
(39.5)
(37.6)
(37.4)
(32.8)
$MM
Year-End
2016
2017
Delano NOI
14.6
15.1
Hudson NOI
12.2
12.6
Bill Back
(2)
2.4
2.6
Ground Rent Payment
(3)
(0.6)
(0.6)
NOI for Test
28.5
29.7
Required Yield
7.75%
8.00%
Required Balance
367.9
371.4
Beginning Debt Balance
421.8
367.9
Repayment Required
53.9
NA
Ending Debt Balance
367.9
367.9
Extension fees associated with the Hudson and Delano mortgage, 0.25% of outstanding balance
Per guidance from Monroe Interim CEO on 3/13/2016, reflects bill back expenses from corporate that Monroe is allowed to add back to NOI for debt yield maintenance test calculation. Updated bill back amounts received from Monroe 5/5/2016
Includes $100K of operating lease payment

Strictly Confidential
Project Roosevelt
MONROE SELECTED INFORMATION
17
2016-05-07 Project Roosevelt Fairness Presentation_v26 (Post Committee).pptx\08 MAY 2016\1:19 AM\17
Monthly Liquidity Analysis
•
Mortgage agreement
establishes a lockbox for
excess cash generated at
Hudson and Delano
–
If debt yield falls below
6.75%, excess cash is swept
–
Current projections
indicated $3MM of cash
will be trapped in lock box
controlled by the lender in
2016
–
Assets must deliver two
consecutive quarters of 7.0%
debt yield before it is
released
Through Year-End 2016
Source
Management Projections
$MM
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
Cash Balances
Beginning Cash Balance
(1)
11.9
10.3
8.6
7.7
6.3
6.2
6.8
6.9
6.0
Change in Cash
(2)(3)
(1.6)
(1.7)
(0.9)
(1.4)
(0.1)
0.6
0.2
(0.9)
12.0
Ending Cash Balance
10.3
8.6
7.7
6.3
6.2
6.8
6.9
6.0
18.0
Monroe Pro Forma 2016 Cash Balances
Notes
1.
Includes approximately $3MM cash held at MBLV, London Management Co, and Clift
2.
Includes termination fees for Mondrian SB 1Q16, bond posted for Sasson Masi litigation in 2Q16, and termination fees for Shore Club, Morgans, and Royalton in 4Q16
3.
Cash flow sweep would not affect April receipts. Assumes cash  shortfalls at the property level can be funded with lock-box cash balances

Strictly Confidential Project Roosevelt 18 Section 4 Monroe Valuation 2016-05-07 Project Roosevelt Fairness Presentation_v26 (Post Committee).pptx\08 MAY 2016\1:19 AM\18

Strictly Confidential
Hudson Valuation
Project Roosevelt
MONROE VALUATION
19
2016-05-07 Project Roosevelt Fairness Presentation_v26 (Post Committee).pptx\08 MAY 2016\1:19 AM\19
1
Key Stats
Ownership Type
Fee Simple (condominium)
Keys
878 (938 including SROs)
2016E ADR
$209
2016E Occupancy
89%
2016E RevPAR
$187
# Restaurants / Nightclubs etc.
6
Meeting Space (sqft)
5,599
Debt
$263MM
Peak EBITDA (2007)
$36.7MM
LOW
HIGH
$MM
Asset Bids
Highgate / Carlton
3/31/16
280
London / Regional
3/31/16
320
Ashkenazy
3/31/16
325
Itafin
3/31/16
340
Hudson Valuation Reference Points
(3)
Operations Update
•
Q1 room rates soft and F&B down
due to poor performance in
banquets / meeting space
•
Management has implemented a
contingency plan; steps taken have
included not replacing departures
and initiation of phase-out of
banquet business & group sales,
which are unprofitable
•
Manhattan remains challenged due
to substantial supply; although
Hudson performed slightly better
than comps in March-April
Due to the depth of Hudson’s
deterioration in performance, direct
capitalization and discounted cash
flow valuation methods may be less
relevant for valuation purposes than
the bids submitted by interested
buyers. Interested buyers are likely to
implement a repositioning and
renovation plan at the Hudson, making
valuations based on Monroe
projections less relevant.
Recent New York Lodging Trades
Hudson Implied Value at Various Cap Rates
$MM
Total Value at Stated Exit Cap Rates
Cap Rate
3.75%
4.50%
5.25%
6.00%
Implied Exit Value
400.2
333.5
285.9
250.1
High DCF PV (@ 7.0%)
321.7
274.1
240.2
214.7
Low DCF PV (@ 9.0%)
294.8
251.5
220.5
197.3
Hudson Discounted Cash Flow Valuation
(4)
$MM (Projections as of May 5, 2016)
2013A
2014A
2015E
2016E
2017E
2018E
2019E
# of Rooms
866
878
878
878
878
878
878
Revenue
81.5
85.2
80.8
78.1
79.6
82.2
84.6
(-) Departmental Expenses
(36.4)
(38.9)
(38.6)
(36.8)
(37.2)
(37.9)
(38.6)
(-) Undistributed Expenses
(16.7)
(16.9)
(15.7)
(15.3)
(15.6)
(15.9)
(16.3)
(-) Management Fees
(2.5)
(2.6)
(2.4)
(2.3)
(2.4)
(2.5)
(2.5)
(-) Fixed Charges
(7.4)
(7.5)
(7.8)
(8.3)
(8.7)
(8.9)
(9.2)
(=) EBITDA
18.6
19.3
16.3
15.3
15.8
16.9
18.0
(-) FF&E / Capex Reserve
(1)
(3.3)
(3.4)
(3.2)
(3.1)
(3.2)
(3.3)
(3.4)
(=) Net Operating Income
15.3
15.9
13.1
12.2
12.6
13.6
14.6
(-) SRO Conversion
(2)
--
(1.4)
--
--
--
--
--
(-) Maintenance Capex
(1)
(2.4)
(2.6)
(2.4)
(2.3)
(2.4)
(2.5)
(2.5)
(=) Cash Flow
12.9
11.9
10.6
9.8
10.2
11.2
12.0
Hudson Cash Flow Projections
$MM
Cap Rate
Stat.
6.00%
5.25%
4.50%
3.75%
2016 NOI
12.2
202.6
231.5
270.1
324.1
2017 NOI
12.6
209.7
239.6
279.6
335.5
Per Real Capital Analytics
Date
Property Name
Price ($MM)
Rooms
Cap Rate
16-Mar
Sheraton Tribeca
158
369
6.8%
15-Dec
Doubletree Times Square
540
468
3.4%
15-Feb
Manhattan at Times Square
535
698
3.5%
Average
4.6%
Notes
1.
4% FF&E reserve deducted from management’s asset EBITDA in all years; maintenance capex of 3% of revenue assumed in all years
2.
Hudson’s 878 rooms include 72 former single room dwelling (“SROs”) units that have been converted to hotel rooms since 2009; the 878 room count excludes 60 SROs which remain and provide upside potential at Hudson; cost of conversion of $200K per unit
3.
London / Regional bid for Hudson unencumbered; other bids are silent on management. Per Monroe management, bids were not the result of a full process due to exclusivity
4.
Discount rates per IRR Viewpoint 2016; Terminal value calculated by applying stated cap rate to 2020 NOI. NOI projected to grow 3% from 2019 to 2020

Strictly Confidential
Delano Valuation
Project Roosevelt
MONROE VALUATION
20
2016-05-07 Project Roosevelt Fairness Presentation_v26 (Post Committee).pptx\08 MAY 2016\1:19 AM\20
1
Key Stats
Ownership Type
Fee Simple
2016E ADR
$464
2016E Occupancy
72%
2016E RevPAR
$333
# Restaurants / Nightclubs etc.
5
Meeting Space (sqft)
1,633
Debt
$159MM
Peak EBITDA (2008)
$21.8MM
HIGH
LOW (AVERAGE)
Operations Update
•
RevPAR and F&B each down
approximately 10% in March, trend
worsening in April
•
F&B concepts (Bianca & FDR)
require an overhaul
•
Management has implemented
contingency plans: this has
included not replacing certain
positions, reducing headcount in
the months ahead, ramping up
hotel promotions, lowering menu
prices at Bianca
•
Significant new supply in Miami; on
a trailing-twelve-month basis,
although Delano has performed
slightly better than its comp set
Delano Forward Cap Rate Valuation
Delano Cash Flow Projections
$MM
Total Value at Stated Exit Cap Rates
Cap Rate
6.00%
6.50%
7.00%
7.50%
Implied Exit Value
277.8
256.4
238.1
222.2
High DCF PV (@ 7.0%)
245.1
229.9
216.8
205.5
Low DCF PV (@ 9.0%)
225.5
211.6
199.7
189.4
Delano Discounted Cash Flow Valuation
(3)
$MM
Asset Bids
Pacific Eagle
4/14/16
210
Carlton
4/14/16
240
Delano Valuation Reference Points
(2)
$MM
2016E NOI
14.6
14.6
Cap Rate
6.5%
7.0%
Gross Value
224
208
$MM (Projections as of May 5, 2016)
2013A
2014A
2015E
2016E
2017E
2018E
2019E
# of Rooms
194
194
194
194
194
194
194
Revenue
47.5
48.8
47.7
46.0
47.5
49.1
50.5
(-) Departmental Expenses
(19.3)
(18.6)
(17.7)
(17.3)
(17.8)
(18.4)
(18.9)
(-) Undistributed Expenses
(10.0)
(8.2)
(8.3)
(8.4)
(8.7)
(8.9)
(9.2)
(-) Management Fees
(2.0)
(0.6)
(1.4)
(1.4)
(1.4)
(1.5)
(1.5)
(-) Fixed Charges
(3.8)
(3.5)
(2.4)
(2.5)
(2.6)
(2.6)
(2.7)
(=) EBITDA
12.5
17.9
17.9
16.4
17.0
17.7
18.2
(-)
FF&E
/
Capex
Reserve
(1)
(1.9)
(2.0)
(1.9)
(1.8)
(1.9)
(2.0)
(2.0)
(=) Net Operating Income
10.6
16.0
15.9
14.6
15.1
15.7
16.2
(-) Renovation
(0.2)
--
--
--
--
--
--
(-)
Maintenance
Capex
(1)
(1.4)
(1.5)
(1.4)
(1.4)
(1.4)
(1.5)
(1.5)
(=) Cash Flow
8.9
14.5
14.5
13.2
13.7
14.2
14.7
Notes
1.
4% FF&E reserve deducted from management’s asset EBITDA in all years; maintenance capex of 3% of revenue assumed in all years
2.
Per Monroe management, bids were not the result of a full process due to exclusivity
3.
Discount rates per IRR Viewpoint 2016; Terminal value calculated by applying stated cap rate to 2020 NOI. NOI assumed to grow 3% from 2019 to 2020

Strictly Confidential
$MM
Low
High
Pre-Ground Lease Ownership
83.8
96.0
Capital Lease Obligation (12/31/2015)
(94.7)
(94.7)
Implied Value of Leasehold
(10.9)
1.2
Value of Contract
(4)
29.8
34.9
Net Value to Monroe
18.9
36.2
Net Clift Valuation
(3)
$MM
Total Value at Stated Exit Cap Rates
Cap Rate
6.25%
6.75%
7.25%
7.75%
Implied Exit Value
111.6
103.3
96.2
90.0
High DCF PV (@ 7.0%)
101.9
96.0
90.9
86.5
Low DCF PV (@ 9.0%)
93.8
88.4
83.8
79.8
Clift
Discounted
Cash
Flow
Valuation
(Pre-Ground
Lease)
(2)
Clift Valuation
Project Roosevelt
MONROE VALUATION
21
1
Key Stats
Ownership Type
99-Yr Lease
2016E ADR
$278
2016E Occupancy
93%
2016E RevPAR
$259
# Restaurants / Nightclubs etc.
4
Meeting Space (sqft)
4,209
Capitalized Lease Obligation (As of 12/31/2015)
$94.7MM
RANGE
Market Check
•
Reported conversations with
Highgate Hotels suggest they may
be willing to buy the leasehold
interest unencumbered for $5MM
to $10MM
Operations Update
•
Clift is exceeding forecasts and
RevPAR up 8% in 1Q16, largely
due to strong supply-demand
dynamics; group sales are also
strong
•
The asset is ageing and the rooms
needs renovation, particularly the
bathrooms
•
To reduce costs, restaurant service
has been curtailed and is now only
serving breakfast (dinner is served
out of Redwood room)
$MM (Projections as of May 5, 2016)
2013E
2014E
2015E
2016E
2017E
2018E
2019E
# of Rooms
372
372
372
372
372
372
372
Revenue
42.1
44.1
45.6
48.0
50.6
52.5
52.9
(-) Departmental Expenses
(22.6)
(23.5)
(22.3)
(23.6)
(24.3)
(25.0)
(25.6)
(-) Undistributed Expenses
(11.9)
(12.0)
(12.4)
(13.2)
(13.6)
(14.0)
(14.3)
(-) Management Fees
(1.7)
(1.8)
(1.8)
(1.9)
(2.0)
(2.1)
(2.1)
(-) Fixed Charges
(2.0)
(2.1)
(1.9)
(1.9)
(1.9)
(2.0)
(2.0)
(=) EBITDA
4.0
4.6
7.2
7.5
8.8
9.4
8.9
(-) FF&E / Capex Reserve
(1)
(1.7)
(1.8)
(1.8)
(1.9)
(2.0)
(2.1)
(2.1)
(=) Net Operating Income
2.3
2.9
5.4
5.5
6.8
7.3
6.8
(-) Ground Rent Payment
(6.0)
(6.4)
(7.6)
(7.6)
(7.6)
(7.6)
(7.8)
(=) Cash Flow
(3.6)
(3.5)
(2.2)
(2.0)
(0.8)
(0.3)
(1.0)
Clift Cash Flow Projections
Notes
1.
4% FF&E reserve deducted from managements asset EBITDA projections
2.
Discount rates per IRR Viewpoint 2016; Terminal value calculated by applying stated cap rate to 2020 NOI. NOI assumed to grow 3% from 2019 to 2020. Lower range of cap rates increased by 25-75 bps from Delano and Hudson valuation tables to reflect increased risk of ground lease
3.
Net Value to Monroe reflects fee simple ownership interest less capital lease obligation plus value of Hotel Management Agreement
4.
Value of Clift contract shown at a range of 9.6x-11.2x 2016E Fees based on the current range of 2016E EBITDA multiples of HLT, H, and MAR

$MM

Discount Rate(*)	
7.3%	
7.9%	
8.5%	

Morgan Stanley

Strictly Confidential
Net Operating Loss Valuation
Project Roosevelt
MONROE VALUATION
22
2016-05-07 Project Roosevelt Fairness Presentation_v26 (Post Committee).pptx\08 MAY 2016\1:19 AM\22
Utilization Assuming Status Quo Case
1
Assumptions
•
43% Corporate Tax Rate
•
Taxable Income per management projections through
2019, grown at designated growth rate thereafter
Disclaimer: Morgan Stanley does not provide
tax, accounting or legal advice and the
information contained herein does not
constitute such advice or any other form of
advice for the recipient.
•
Monroe has accumulated an
NOL balance of ~$433MM as of
12/31/15
•
Management projects positive
taxable income beginning in
2016 (mainly due to termination
fee income) and consistent
taxable income starting in 2018
•
All existing NOLs must be
utilized (or expire) by 2038
•
Tax savings from NOLs are
discounted at Monroe’s going
concern weighted average cost
of capital with an applied 43%
tax rate to estimate present
value
(1)
–
Weighted average cost of
capital used as discount rate
includes tax-affected cost of
debt
Additional Notes
•
A buyer’s value for any NOLs would be based on utilization in any given year collared by the projected year’s taxable income and the maximum amount allowable under the IRS code section 382
•
In a change of control transaction, use of NOLs will generally be limited to an annual amount equal to the product of the purchase price paid for the target equity multiplied by a rate published monthly by the IRS (most recent rate is
2.27%); most NOLs have a 20-year life
–
At the current offer price of $2.25, the annual NOL limit each year to the buyer will be ~$2MM
•
Section 382 also provides the potential for certain exceptions to the NOL usage limitation in the first five years post-
acquisition; exemptions include actual asset sales and an adjust to the exemption limit based on a hypothetical step-up in value of the acquired assets (mutually exclusive election)
Note
1.
Assumes going concern achieves more typical capital structure. Utilizes tier 1 lodging long term beta of 1.3, risk free rate of 2.0%, market risk premium at 6%, and weighting of 30%
debt and 10% pref
to total capitalization based on tier 1 lodging comps to calculate WACC
Taxable Income Growth After 2019
0.0%
2.5%
5.0%
7.5%
10.0%
52.5
60.4
70.4
75.9
78.7
49.9
57.3
66.4
71.7
74.5
47.5
54.3
62.8
67.8
70.6
NOL Value Sensitivity
Monroe Taxable Income
$000s (Projections as of May 5, 2016)
2007A
2008A
2009A
2010A
2011A
2012A
2013A
2014A
2015A
2016E
2017E
2018E
2019E
678
(11,144)
(19,078)
(102,151)
(87,514)
(55,808)
(43,589)
(48,563)
(28,143)
13,221
(131)
7,475
13,338

Strictly Confidential
($MM, except per share metrics)
Low
Mid
High
Real Estate Value of Owned Properties
Hudson Value
280
310
340
Asset Bids
Mid Point
Asset Bids
Delano Value
203
221
240
DCF -
Low
Mid Point
Asset Bids
Gross Clift Value
84
90
96
Value of Clift Lease Obligation
(95)
(95)
(95)
Implied Value of Clift Leasehold
(11)
(5)
1
Gross Real Estate Value
472
527
582
Less: Existing Property Debt of Owned Properties
Delano South Beach
(159)
(159)
(159)
Hudson
(263)
(263)
(263)
Hudson Capital Lease
(6)
(6)
(6)
Total Property Level Debt
(428)
(428)
(428)
Net Real Estate Value
(1)
44
99
154
Management Company Value
2016E Management Co. EBITDA less G&A
(2)
5.4
5.4
5.4
2016 EBITDA Multiple (Tier 1 Peers)
9.6x
10.9x
12.5x
Net Management Company Value
51
58
67
Other Assets
PV of Pipeline Under Construction
(3)
5
5
6
PV of Lost Contracts (Termination & Mgmt Fees)
12
12
12
MB Vegas Lease
5
5
5
NOLs
(4)
--
25
50
Cash
18
18
18
Other Liabilities
Liability to Subsidiary Trust
(50)
(50)
(50)
MB Vegas Lease
(5)
(5)
(5)
Preferred & Accrued Dividends
(5)
(133)
(133)
(133)
Sasson / Masi Default Interest
(3)
(3)
(3)
Sum-of-the-Parts Valuation
(57)
30
119
(
÷)
Fully Diluted Number of Shares
36.4
36.4
36.4
(=) Sum-of-the-Parts Valuation per Share
($1.58)
$0.83
$3.28
(=) Sum-of-the-Parts Valuation per Share (w/o NOLs)
($1.58)
$0.14
$1.91
Monroe -
Value of Business and Selected Trading Statistics
MONROE VALUATION
23
Sum-of-the-Parts Analysis
Project Roosevelt
Source
Company Information
1
Notes
1.
Company has written down equity value in JV interest of
Mondrian South Beach to $0.  JV interest and associated
debt excluded from this analysis
2.
Management company EBITDA shown includes F&B
EBITDA, is net of public company G&A, and excludes
$1.9MM of fees from terminated contracts
3.
Value of Pipeline Under Construction based on cash flows
through stabilization discounted to 12/31/2015 at the
company’s current WACC; terminal value of the recurring
management EBITDA calculated by applying a margin to
stabilized fees and discounting back to 12/31/2015 at the
company’s going concern WACC which assumes the
company is able to attract preferred equity at a 10% cost of capital
4.
NOL asset valued as 0% (low), 50% (mid-point) and 100%
(high) of the total present value of Monroe accumulated NOLs as of 12/31/2015
5.
Preferred stock accrued dividends as of 3/31/2016
•
Owned assets valued at a range of
bids received to high end of DCF
range
–
High end of bids from bidders
with known capital sources
–
DCF at discount rate range of
7.0%-9.0%
–
Midpoint exit cap rates range
from 7.0% to 7.25%
•
Management business, including
F&B business, net of public
company costs, is valued at the
current trading range of the Tier 1
peers: 9.6x-12.5x
•
The lower practical limit for
common equity value would be $0,
so in cases where the number
shown is negative, and assuming
the asset or entity values
estimated, other portions of the
capital structure would experience
value impairments so as to reflect
a zero or nominal positive value for
the common equity

HILTON
HYATT
INTERCONTINENTAL
Marriott
BELMOND
starwood
CHOICE HOTELS
AMERICA
LaQUINTA
WYNDHAM

Morgan Stanley

Strictly Confidential
Closing Prices as of May 5, 2016
% of
Debt/
Share
52-Week
Equity
Aggregate
EBITDAx
2015 EPS
Dividend
Trailing
Debt/Total
Price
High
Value
Value
2016
2017
Payout
Yield
EBITDA
Market Cap
Tier 1 Peers
$22.04
72.4%
21,855
32,005
10.3x
9.7x
29%
1.3%
3.7x
33%
$48.94
81.6%
6,696
7,619
9.6x
9.0x
0%
0.0%
1.8x
17%
$39.19
89.9%
9,253
9,792
12.5x
11.5x
83%
2.8%
2.2x
15%
$69.27
84.9%
17,748
21,759
11.2x
10.4x
27%
1.4%
2.5x
19%
$8.97
68.6%
908
1,356
10.8x
10.2x
0%
0.0%
5.1x
39%
$81.36
92.8%
13,915
15,415
13.8x
13.4x
52%
1.8%
2.0x
15%
Average Tier 1
(1)
10.9x
10.2x
28%
1.1%
3.1x
25%
Min Tier 1
(1)
9.6x
9.0x
0%
0.0%
1.8x
15%
Max Tier 1
(1)
12.5x
11.5x
83%
2.8%
5.1x
39%
Tier 2 Peers
$48.27
79.7%
2,747
3,368
13.2x
12.5x
35%
1.7%
3.4x
23%
$15.21
73.2%
3,127
5,516
9.1x
8.6x
18%
1.1%
4.6x
47%
$12.37
49.6%
1,546
3,174
8.6x
8.4x
0%
0.0%
4.3x
53%
$70.48
79.8%
8,062
13,102
9.5x
9.0x
35%
2.8%
3.8x
39%
Average Tier 2
10.1x
9.6x
22%
1.4%
4.0x
40%
Min Tier 2
8.6x
8.4x
0%
0.0%
3.4x
23%
Max Tier 2
13.2x
12.5x
35%
2.8%
4.6x
53%
Average
10.5x
9.9x
25%
1.2%
3.5x
32%
Hotel C-Corp Peers
MONROE VALUATION
24
Trading Comparables Analysis
Source
SNL Financial, Capital IQ, Morgan Stanley and Company reports
Project Roosevelt
2
•
The tier one peers’ 2016E EBITDA
multiple range is 9.6x to 12.5x
•
Starwood is the target of a
potential merger with Marriott so its
trading multiples are excluded from
the ranges used in valuation
(1)
Note
1.
Starwood excluded from average, min, and max statistics due to its pending merger with Marriott

Strictly Confidential
$MM, as of 12/31/2015
2016
2017
Low
Mid
High
Low
Mid
High
EBITDAR
44.5
44.5
44.5
49.6
49.6
49.6
Clift and Hudson Rent
(8.1)
(8.1)
(8.1)
(8.1)
(8.1)
(8.1)
Adj. EBITDA
(1)
36.4
36.4
36.4
41.5
41.5
41.5
Peers' Multiple
9.6x
10.9x
12.5x
9.0x
10.2x
11.5x
Implied Value
348
396
457
375
423
479
Plus: NOLs
(2)
--
25
50
--
25
50
Plus: PV of Lost Contracts (Termination & Mgmt Fees)
12
12
12
12
12
12
Plus: Cash
18
18
18
18
18
18
Implied Gross Value
378
450
536
404
477
559
Less: Property Debt
(422)
(422)
(422)
(422)
(422)
(422)
Less: Liability to Subsidiary Trust
(50)
(50)
(50)
(50)
(50)
(50)
Less: Restaurant Lease Note
(5)
(5)
(5)
(5)
(5)
(5)
Less: Preferred Stock
(75)
(75)
(75)
(75)
(75)
(75)
Less: Preferred Stock Accrued Dividends
(3)
(58)
(58)
(58)
(58)
(58)
(58)
Less: Sasson / Masi Default Interest
(3)
(3)
(3)
(3)
(3)
(3)
Total Debt + Preferred
(4)
(613)
(613)
(613)
(613)
(613)
(613)
Net Value
(235)
(163)
(77)
(209)
(136)
(54)
Diluted Shares
36.4
36.4
36.4
36.4
36.4
36.4
$ / Share
($6.47)
($4.47)
($2.11)
($5.73)
($3.74)
($1.49)
Incremental EBITDA to Achieve 5/5/16 Share Price of $1.33
19.4
18.1
$ / Share (w/o NOLs)
($6.47)
($5.16)
($3.48)
($5.73)
($4.42)
($2.87)
Implied Monroe Valuation
MONROE VALUATION
25
Trading Comparables Analysis
Project Roosevelt
2
Source
SNL Financial, Capital IQ, Morgan Stanley and Company reports
Monroe trades at 14.8x aggregate
value / consensus 2016E EBITDA.
Consensus EBITDA of $44.5MM is 22%
above management’s projected
$36.4MM EBITDA.  Monroe’s multiple
implied by management’s EBITDA
estimate is 18.0x
•
Application of peer EBITDA
multiples assumes comparable
reduction for rent in computing
EBITDA from EBITDAR
•
The lower practical limit for
common equity value would be $0,
so in cases where the number
shown is negative, and assuming
the asset or entity values
estimated, other portions of the
capital structure would experience
value impairments so as to reflect
a zero or nominal positive value for
the common equity
Common Stock
34.8
LTIP Units
0.9
Membership Units
0.1
Restricted Stock
0.1
Director Retainer Grants
0.5
Dilution from Stock Options
--
Dilution from Warrants
Dependent on Price
Shares Before Warrants
36.4
Warrant Dilution at Current Share Price
Share Price as of 05/05/16
$1.33
Warrants
12.5
Exercise Price
$6.00
Dilution
(5)
--
Total Shares Outstanding
36.4
Fully Diluted Share Count
Notes
1.
EBITDA represents management projections, excludes $1.9MM of fees from lost contracts
2.
NOL asset valued as 0% (low), 50% (mid) and 100% (high) of the total present value of Monroe accumulated NOLs as of 12/31/2015
3.
Preferred stock accrued dividends as of 3/31/2016
4.
Total Debt and Preferred excludes capital leases at Clift and Hudson; EBITDA is net of rent expense for both leases; Company has written down equity value in JV interest of Mondrian South Beach to $0. JV interest and associated debt excluded from this analysis
5.
Dilution from assumed exercise of 12.5MM warrants with $6.00 strike price (if in-the-money)

Strictly Confidential
MONROE VALUATION
26
Discounted
Unlevered
Cash
Flow
Analysis
-
Inputs
Project Roosevelt
Notes
1.
Represents average remaining term of managements contracts for Monroe; yield of 15-year treasury obtained by interpolating the geometric midpoint of the spot rate between the 10-year and 20-year treasury
2.
Per Capital IQ (Long-Term US Predicted Beta)
3.
Company capital structure at 3/31/2016 composed of $48MM equity, $133MM preferred, and $483MM debt.
Weighted Average Cost of Capital
•
Cost of equity “floor” in High
WACC estimate based on
estimated cost of preferred
equity
•
Unquantified execution risks
–
Assumes 20% preferred
equity can be refinanced at
between 10% and 15% (high
WACC) for forecast period
•
Monroe’s weighted average
cost of capital not adjusted to
tax-affect the cost of debt due
to NOL tax shield
3(a)
Monroe WACC Analysis: CAPM Method
Assumption
Notes
Low
Mid
High
Risk Free Rate (R
f
)
Interpolated 15-year risk free rate
(1)
2.0%
2.0%
Predicted Beta
U.S. Local Predicted Beta per Barra
(2)
1.87
1.87
Market Risk Premium (MRP)
Morgan Stanley estimated market risk premium
6.0%
6.0%
Sensitivity Adjustment
+/-
0.0% from base
(1.0%)
Cost of Equity (K
E
)
Calculated using the Capital Asset Pricing Model
12.2%
13.2%
15.0%
Pre-tax Cost of Debt (KD)
Blended rate based expected current capital structure
(3)
5.8%
5.8%
5.8%
Post-tax Cost of Debt (K
D
)
5.8%
5.8%
5.8%
Cost of Preferred (K
P
)
10.0%
12.5%
15.0%
Debt + Pref / Total Capitalization
Based on expected capital structure
(3)
92.7%
92.7%
92.7%
Weighted Average Cost of
Capital (WACC)
K
E
* E/(D+E+P) + K
D
* (1-t) * D/(D+E+P)
+ K
P
* (1-t) * D/(D+E+P)
7.1%
7.7%
8.4%

Strictly Confidential
$MM, unless otherwise noted
Low
Mid
High
Total PV Unlevered Cash Flows
112
114
115
Plus: PV of Terminal Value
(4)
427
464
502
Gross Value
539
578
617
Less: Hudson Mortgage
(263)
(263)
(263)
Less: Delano Mortgage
(159)
(159)
(159)
Less: Liability to Subsidiary Trust
(50)
(50)
(50)
Less: Restaurant Lease Note
(5)
(5)
(5)
Less: Preferred Stock
(75)
(75)
(75)
Less: Accrued Unpaid Preferred Dividend
(58)
(58)
(58)
Plus: Cash
12
12
12
Plus: PV of NOLs
(6)
9
19
30
Implied Equity Value
(49)
(1)
49
# of Diluted Shares
36.4
36.4
36.4
Implied Price per Share
($1.36)
($0.02)
$1.35
Implied Price per Share (w/o NOLs)
($1.61)
($0.54)
$0.52
Present Value Summary
(5)
MONROE VALUATION
27
Discounted Unlevered Cash Flow Analysis
Project Roosevelt
As of 3/31/2016
•
Assumptions
–
Unlevered Discount Rate:
7.1%-8.4% (all terminal
values discounted at 8.7%)
(4)
–
Exit EBITDA Multiple for
Management Company and
Owned Hotels of 11.5x –
13.5x
–
Reflects blended exit
multiple of long term sector
averages +/-
1.0x
–
Assumes going concern
valuation: no transaction
costs
•
Unquantified execution risks
–
Forecast period: assumes
20% preferred equity can be
refinanced at between 10%
and 15% (high WACC)
–
Terminal period:
assumes
going concern achieves
ability to attract preferred
equity at a 10% cost of
capital
(4)
3(a)
$MM, unless otherwise noted
2016E
2017E
2018E
2019E
2020E
Owned Hotel EBITDA (After Rent)
31.1
33.5
35.9
36.8
37.9
Management Co. EBITDA
7.3
7.9
9.5
13.2
13.6
F&B EBITDA
3.0
3.2
3.3
3.5
3.6
Corporate G&A
(3.1)
(3.1)
(3.2)
(3.3)
(3.4)
Total EBITDA
38.3
41.5
45.6
50.1
51.7
Termination Fees
10.8
--
--
--
Capex
(6.7)
(9.8)
(8.1)
(8.3)
Sason / Massi Default Interest
(3.0)
--
--
--
Other Cash Flow Adjustments
(2)
(7.1)
(1.6)
(2.5)
(1.7)
Monroe Unlevered Cash Flow
32.3
30.1
35.0
40.1
Monroe Unlevered Free Cash Flows
(1)
$MM, unless otherwise noted
Low
Mid
High
2020E
Multiple
Multiple
Multiple
Total EBITDA
51.7
11.5x
12.5x
13.5x
Terminal Value
594.5
646.2
697.9
PV of Terminal Value
(4)
427.2
464.4
501.5
Terminal Values
Notes
1.
Based on management estimates 2016 – 2019; 2020 based on 2019 grown at 3% (pipeline incentive fees grown at 6%)
2.
Includes working capital changes, proceeds from asset sales (2016 only), and restructuring, development, and disposal costs
3.
Management company EBITDA shown includes F&B EBITDA
4.
Terminal value assumes going concern achieves more typical capital structure. Utilizes tier 1 lodging long term beta of 1.3, risk free rate of 2.0%, market risk premium at 6%, and weighting of 30% debt and 10% pref to total capitalization based on tier 1 lodging comps to calculate WACC
5.
Preferred equity, cash, and mortgage balances shown as of 3/31/2016, present value summary assumes no terminal value for Clift leasehold or Mondrian SoHo termination fee / settlement
6.
Represents present value of remaining NOLs at the end of the projection period (Year 2019) discounted back to present (Year 2015) – value shown at 25%, 50%, and 75% in low, mid, and high case, respectively

Strictly Confidential
$MM, unless otherwise noted
Low
Mid
High
FV of Terminal Value
595
646
698
Plus: FV of NOLs
(3)
12
26
40
FV of Gross Value
607
672
738
Less: Hudson Mortgage
(229)
(229)
(229)
Less: Delano Mortgage
(139)
(139)
(139)
Less: Liability to Subsidiary Trust
(50)
(50)
(50)
Less: Preferred Equity
(4)
(226)
(209)
(193)
Less: Cash Balance
(18)
(18)
(18)
FV of Terminal Equity Value
(56)
26
108
(x) PV Factor
69%
69%
69%
PV of Terminal Equity Value
(38)
18
75
Plus: PV of Levered Cash Flows
(54)
(55)
(56)
PV of Total Equity Value
(92)
(37)
19
# of Diluted Shares
36.4
36.4
36.4
Implied Price per Share
($2.53)
($1.01)
$0.52
Implied Price per Share (w/o NOLs)
($2.77)
($1.49)
($0.23)
Terminal Value Summary
(2)
MONROE VALUATION
28
Notes
Discounted Levered Cash Flow Analysis
Project Roosevelt
As of 3/31/2016
•
Assumptions
–
Preferred equity continues PIK
with no cash component
–
Cost of Equity: 12.2%-15.0%
–
Exit EBITDA Multiple for Total
EBITDA of 11.5x –
13.5x
–
Reflects blended exit multiple
of long term sector averages
+/-
1.0x
–
Assumes going concern
valuation: no transaction costs
•
Unquantified execution risks
–
Forecast period: assumes
preferred equity coupon
increasing to 20% in 4Q 2016
can refinanced at between 10%
(low WACC) and 15% (high
WACC)
–
Cost of equity floor set by
preferred coupon
–
Terminal period: assumes
going concern achieves ability
to attract preferred equity at a
10% cost of capital
(4)
$MM, unless otherwise noted
2016E
2017E
2018E
2019E
2020E
Total EBITDA
(1)
38.3
41.5
45.6
50.1
51.7
Interest Expense
(29.5)
(24.7)
(24.5)
(24.5)
Capex
(6.7)
(9.8)
(8.1)
(8.3)
Debt Yield Test & Lease Note Repayment
(29.7)
(55.0)
(1.0)
(8.1)
Other Cash Flow Adjustments
(0.5)
(2.8)
(3.8)
(3.1)
Monroe Levered Cash Flow
(28.0)
(50.8)
8.2
6.1
Monroe Levered Cash Flows
3(b)
1.
Based on management estimates 2016 – 2019; 2020 based on 2019 grown at 3% (pipeline incentive fees grown at 6%)
2.
Terminal Value summary assumes no terminal value for Clift leasehold or Mondrian SoHo termination fee / settlement
3.
Represents present value of remaining NOLs at the end of the projection period (Year 2019)
4.
Terminal value assumes going concern achieves more typical capital structure. Utilizes tier 1 lodging long term beta of 1.3, risk free rate of 2.0%, market risk premium at 6%, and weighting of 30% debt and 10% pref to total capitalization based on tier 1 lodging comps to calculate WACC

Strictly Confidential
Price per Share, $
(1)
MONROE VALUATION
Preliminary Illustrative Summary Valuation
29
Unaffected Price
(5/5/16)
$1.33
•
One research analyst covers Monroe;
$1.30 price target released the day after
Company’s 4Q15 earnings call
•
Consensus 2016E EBITDA estimate of
$44.5MM compared to management
projected $36.4MM (22% delta)
Project Roosevelt
Notes
1.
Negative per share values curtailed at $0.00
2.
Based on Tier 1 peers which include BEL, H, HLT, IHG, and MAR
3.
EBITDA used to determine going concern value does not include lost contracts or termination payments, instead the present value of these cash flows were included in the analysis to obtain a company per share value
4.
Terminal value assumes going concern achieves more typical capital structure. Utilizes Tier 1 lodging long term beta of 1.3, risk free rate of 2.0%, market risk premium of 6%, and weighting of 30% debt and
10% pref
to total capitalization based on Tier 1 lodging comps to calculate WACC
Monroe Equity Value Per Share (Standalone Case)
SOTP
•
Owned asset valuations based on
DCF and private market bids
•
Management Co. based on comps
2016E EBITDA
Multiples
Valuation Analysis:
Market Reference:
Trading Comps
•
2016E EBITDA Multiples
Methodology
•
Single broker with current
estimates
Broker Price Target
DCF (Unlevered)
•
4-year projected unlevered cash flows
•
Tier one comps 2016E EBITDA range of
9.6x
to 12.5x
–
$36.4MM Proj. 2016 EBITDA
•
$25MM of NOL Value at the mid-point
2
1
3(a)
•
Owned asset valued at range of bids,
DCF valuations, and BOVs
–
Discount Rate: 7.0%-9.0%
–
Exit Cap Rate: 7.0%, 7.25% for Clift
–
EBITDA multiple for Management
Business, F&B, and public company
costs: 9.6x-12.5x (tier one comps)
•
$25MM of NOL value at the mid-point
•
Discount Rate: 7.1%-8.4%
•
Exit EBITDA Multiple for Owned Hotels
and Mgmt Business: 11.5x-13.5x
DCF (Levered)
•
4-year projected levered cash flows
•
Excludes Unidentified Contracts
3(b)
•
Cost of Equity: 12.2%-15.0%
•
Exit Total EBITDA Multiple: 11.5x-13.5x
Trousdale
Offer
$2.25
$1.30
$0.00
$0.00
$0.00
$0.00
$3.28
--
$1.35
$0.52
0.00
0.50
1.00
1.50
2.00
2.50
3.00
3.50
4.00
(2)(3)
(2)(3)
(4)

Strictly Confidential Project Roosevelt 30 Section 5 Third-Party Alternatives 2016-05-07 Project Roosevelt Fairness Presentation_v26 (Post Committee).pptx\08 MAY 2016\1:19 AM\30

Strictly Confidential
Selected Outreach / “Market Checks”
THIRD-PARTY ALTERNATIVES
31
Project Roosevelt
Accor
•
Potential interest in the management company but not the real estate
•
Little time to focus on this situation given Fairmont closing process and another shareholder situation
Dogan Holdings
•
Unsolicited
inbound
received
from
Turkish
conglomerate
with
“authorization”
to
“pay
up
to
$90MM”
for
the
common
equity
of
the
company
(an implied per share value of approximately $2.50 per share), though no other detail provided (financing, diligence requirements, etc.)
Hilton
•
Showed minimal interest in the platform
Blackstone
•
Involved in asset sale process; familiar with two major components of value
•
On March 14, indicated they saw value of management company “around $50MM” and declined to move forward
KSL Capital
•
Submitted offer to merge with a KSL portfolio company that has since been sold; familiar with components the business
•
Initial estimates in the $2/sh range
Wyndham
•
Declined to participate based on timing and real estate component
Hyatt Hotels
•
Indicated previously submitted offer (May 18, 2015) of $200MM for the management/license contracts remains valid
•
Previous
bid
revenue
multiple
on
NTM
revenue
in
place
at
time
of
bid
implies
OpCo
value
of
approx.
$130MM
($1.89/share
)
•
Did not sign NDA or otherwise engage
Starwood Capital
•
Had conversation week of March 7 and understand timeline.  Have not responded with updated valuation thoughts
Marriott
•
Indicated that they are not interested
21c Museum Hotels
•
Participated in previous process with interest in a merger or strategic partnership; potentially interested in a WholeCo bid
•
Unclear on sources of capital
Paris Inn Group
•
Submitted attractive bid in first round during 2015 process, but unable to provide certainty around financing
•
Remain interested in Monroe but current timeline not feasible from a diligence or financing perspective
Carlton Strategic
Ventures
•
Submitted bid for $540MM for Hudson and Delano (both encumbered); proceeds to retire preferred equity; full offer included several exchanges of rights and options
Jin Jiang
•
Have shown little interest in this platform to date
(1)
(2)
Notes
1. Under the terms in Carlton Strategic Ventures’s offer, Monroe would receive: HMA for Cap Juluca (CSV is currently under contract to acquire from Starwood Capital) for 2.5%
fee on all hotel and F&B revenue(1), opportunity to purchase 3.5% 20 Times Square for $12MM, potential access to $20MM of key money funding through a fully accruing 2-
year term loan at 10% coupon or acquiring shares of stock. CSV to receive: guest lists for each of Monroe’s properties for the past 10 years, 18MM warrants to purchase
Monroe shares at a price of $1.25 per share(2), two board seats (Howard Michaels as Vice Chairman and David Tessier as Monroe CEO), veto rights on all capital event, asset, investment, personnel and other management decisions, 30-day exclusivity; breakup fee of $10MM; termination permissible only if asset sale price is $560MM or greater. No reference to diligence requirements or timing
2. At time of bid, assumed owned hotels sold for $560MM

Strictly Confidential
1.
On May 13, 2016, approximately 106K Restricted Share Units (previously granted Director Retainer Grants) will vest, converting to Common Shares
2.
Represents the annual director retention grants that will be issued on May 12, 2016. Each director will receive $100K in grants
3.
There are currently nine Monroe board members, and the calculation assumes Brad Nugent and Adam Stein decline their grants per historical shareholder policy precedent set by the shareholders they represent (Yucaipa and Pine River, respectively) resulting in $700K of annual director retention grants issued; sources and uses estimate assumes grant price of $1.91 as of May 6, 2016 close
Common Share Count Calculation
Project Roosevelt
Notes
2016-05-08 Project Roosevelt -Monroe Equity Capitalization v1.pptx\08 MAY 2016\2:17 PM\2
Source
Monroe Management
32
As of May 7, 2016
(1)
Applied Share Count
Outstanding
Strike Price
In The
Money?
Standalone
Valuation
Sources and Uses
Shares Estimate
Common Shares
34,768,044
--
Yes
34,768,044
34,768,044
RSUs
123,987
--
Yes
123,987
123,987
LTIPs
913,423
--
Yes
913,423
913,423
Membership Units
75,446
--
Yes
75,446
75,446
Director Retainer Grants
(2)(3)
TBD ($100K per Director)
--
Yes
526,316
366,492
Stock Options
208,015
$13.19 - $20.50
No
--
--
Warrants
12,500,000
$6.00
No
--
--
Common Share Equivalents
36,407,216
36,247,392
Monroe Equity Capitalization

Strictly Confidential
Disclaimer
2016-05-07 Project Roosevelt Fairness Presentation_v26 (Post Committee).pptx\08 MAY 2016\1:19 AM\33
Project Roosevelt
33
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